ORDINARY SHARES	12 Months Ended
Dec. 31, 2022
ORDINARY SHARES
ORDINARY SHARES
16.	ORDINARY SHARES

Holders of Class A ordinary shares and Class B ordinary shares of the Company have the same rights, except for voting rights. Holders of Class A ordinary shares are entitled to ten votes per share in all shareholders’ meetings, while holders of Class B ordinary shares are entitled to one vote per share.

In June and September 2021, the Company issued 18,424,242 Class B ordinary shares to Series D investors upon their conversion of the convertible loans. In September 2021, the Company issued 4,242,424 Class B ordinary shares to a Series D investor at a per share value of US$16.50 for a total cash consideration of US$70,000 (RMB 453,978). The Company received payment of the subscription on October 12, 2021.